Exhibit 24.1

                                POWER OF ATTORNEY

                  The undersigned, a duly authorized attorney-in-fact of Carso Global Telecom, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

                                            CARSO GLOBAL TELECOM, S.A. de C.V.


                                            /s/ Armando Ibanez Vazquez
                                            --------------------------------
                                            By:  Armando Ibanez Vazquez
                                            Title:  Attorney-in-Fact

                                POWER OF ATTORNEY


         The undersigned, a duly authorized officer of Empresas y Controles en Comunicaciones S.A. de C.V., the managing member of Global Telecom LLC (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Raul Humberto Zepeda Ruiz, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 2nd, 2005

                                            GLOBAL TELECOM LLC


                                            /s/ Armando Ibanez Vazquez
                                            --------------------------------
                                            By: Empresas y Controles en
                                                Comunicaciones S.A. de C.V.
                                            Name: Armando Ibanez Vazquez
                                            Title: Attorney in Fact

                                POWER OF ATTORNEY


                  The undersigned, a duly authorized officer of Controladora de Servicios de Telecomunicaciones, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 10, 2005

                                            CONTROLADORA DE SERVICIOS DE
                                            TELECOMUNICACIONES, S.A. DE C.V.


                                            /s/ Sergio Rodriguez Molleda
                                            --------------------------------
                                            By: Sergio Rodriguez Molleda
                                            Title: Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned, a duly authorized attorney-in-fact of Inmobiliaria Inbursa, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

                                            INMOBILIARIA INBURSA, S.A. DE C.V.


                                            /s/ Raul Humberto Zepeda Ruiz
                                            --------------------------------
                                            By: Raul Humberto Zepeda Ruiz
                                            Title: Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned, an authorized attorney-in-fact of Banco Inbursa, S.A. Institucion de Banca Multiple Grupo Financiero Inbursa (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or
Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

                                            BANCO INBURSA S.A. INSTITUCION DE
                                            BANCA MULTIPLE GRUPO FINANCIERO
                                            INBURSA


                                            /s/ Raul Humberto Zepeda Ruiz
                                            --------------------------------
                                            By: Raul Humberto Zepeda Ruiz
                                            Title: Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned, a duly authorized officer of Inmobiliaria para el Desarrollo de Proyectos, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra, Rafael Robles Miaja and Raul Humberto Zepeda Ruiz, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or
Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 2nd, 2005

                                            INMOBILIARIA PARA EL DESARROLLO DE
                                            PROYECTOS, S.A. DE C.V.


                                            /s/ Javier Foncerrada Izquierdo
                                            --------------------------------
                                            By: Javier Foncerrada Izquierdo
                                            Title: Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned, a duly authorized attorney-in-fact of Inmobiliaria Carso, S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

                                            INMOBILIARIA CARSO, S.A. DE C.V.


                                            /s/ Armando Ibanez Vazquez
                                            --------------------------------
                                            By: Armando Ibanez Vazquez
                                            Title: Attorney-in-Fact

                                POWER OF ATTORNEY


                  The undersigned, a duly authorized attorney-in-fact of U.S. Commercial Corp., S.A. de C.V. (the "Company"), hereby constitutes and appoints Eduardo Valdes Acra and Rafael Robles Miaja, and each of them singly, as the Company's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for the Company and in the Company's name, place and stead and on the Company's behalf, in any and all capacities, to sign any Form 3, 4, or 5 or Schedule 13D or 13G, and any and all amendments thereto and any other document relating thereto (including any joint filing agreement) (each a "Filing"), relating to the Company's beneficial ownership (direct or indirect) of any securities it may be deemed to beneficially own, and to file on the Company's behalf any such Filings required to be filed pursuant to the United States Securities Exchange Act of 1934, as amended, with the United States Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as the Company might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof, and this power of attorney shall be irrevocable until December 31, 2008.

February 4, 2004

                                            U.S. COMMERCIAL CORP., S.A. DE C.V.


                                            /s/ Jose de Jesus Gallardo
                                            --------------------------------
                                            By: Jose de Jesus Gallardo
                                            Title: Attorney-in-Fact